UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2012

THERMADYNE HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13023	74-2482571
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

16052 Swingley Ridge Road, Suite 300 Chesterfield, Missouri	63017
(Address of Principal Executive Offices)	(Zip Code)

(636) 728-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.

The information set forth in Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 14, 2012, Thermadyne Holdings Corporation (the “Company”) issued a press release announcing the commencement of a consent solicitation (the “Solicitation”) with respect to a proposed amendment to the indenture governing the company’s 9% Senior Secured Notes due 2017. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The Company disclosed certain material, previously non-public information regarding it and its subsidiaries in the solicitation statement relating to the Solicitation. Pursuant to Regulation FD, the Company is furnishing such information attached hereto as Exhibit 99.1.

The information contained in this report is not a solicitation of consents, which may be made only pursuant to the terms of the solicitation statement and related materials.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Excerpt from Solicitation Statement dated February 14, 2012.

99.2	Press release dated February 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMADYNE HOLDINGS CORPORATION

Date: February 14, 2012	By:	/s/ Jeffrey S. Kulka
	Name:	Jeffrey S. Kulka
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpt from Solicitation Statement dated February 14, 2012.

99.2	Press release dated February 14, 2012.

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